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                                                                    EXHIBIT 10.4


               AMENDED AND RESTATED PLEDGE AND SECURITY AGREEMENT

         This AMENDED AND RESTATED PLEDGE and SECURITY AGREEMENT, dated as of December 31, 1999 for reference purposes only (as amended, supplemented or otherwise modified from time to time, this "Pledge Agreement"), between ALTIVA FINANCIAL CORPORATION, a Delaware corporation (the "Borrower"), having its principal place of business at 1000 Parkwood Circle, Suite 600, Atlanta, Georgia 30339 and VALUE PARTNERS, LTD., a Texas limited partnership, having its principal place of business at 4514 Cole Avenue, Suite 808, Dallas, Texas 75205, on its own behalf and as agent (in such agency capacity and together with any successor agent, the "Agent") for Value Partners, Ltd. as the initial purchaser (the "Initial Purchaser") of the Notes, as defined herein, issued pursuant to the Purchase Agreement, as defined herein, and any subsequent Registered Owners of the Notes sold, assigned or otherwise transferred in accordance with the Purchase Agreement (who together with any successor agent acting as such under the Purchase Agreement, are referred to collectively as the "Lenders").

                               W I T N E S S E T H

         WHEREAS, on August 31, 1999, the Borrower and the Initial Purchaser entered into that certain Secured Convertible Note Purchase Agreement (the "First Purchase Agreement"), which First Purchase Agreement is incorporated herein by reference, which provided for the loan by the Lenders of $7,000,000.00 in the aggregate to be evidenced by the issuance by the Borrower of 12% Secured Convertible Notes due 2006 (the "First Notes") to the Initial Purchaser in the aggregate principal amount of $7,000,000.00; and

         WHEREAS, concurrently with the execution and delivery of the First Purchase Agreement, the Borrower issued the First Notes to the Initial Purchaser; and

         WHEREAS, in order to induce the Initial Purchaser to purchase the First Notes, on August 31, 1999 the Borrower entered into that certain Pledge and Security Agreement (the "First Pledge Agreement") pursuant to which the Borrower granted to the Agent for the account of the Lenders (a) a first priority lien and security interest in certain Collateral, as defined therein, and (b) a subordinated lien and security interest in the Subordinated Collateral, as defined therein, which Subordinal Collateral was at that time pledged to and subject to the security interest of Greenwich Capital Financial Products, Inc., a Delaware corporation ("Greenwich") pursuant to that certain Pledge and Security Agreement, dated April 17, 1997, which subordinated lien became a first priority lien and security interest on such date or dates of the Borrower's satisfaction of its indebtedness and obligations to Greenwich secured by the Subordinated Collateral; and

         WHEREAS, in order to induce the Initial Purchaser to purchase the Notes, the Borrower has agreed to grant to the Lenders a first priority lien and security interest in the Textron Collateral, as defined herein, pledged by the Borrower to Textron Financial Corporation ("Textron") pursuant to the Textron Documents, as defined herein, and to deliver to the Agent for the account of the Lenders the Textron Collateral, together with appropriate endorsements in

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AMENDED AND RESTATED PLEDGE AND SECURITY AGREEMENT                       PAGE 1
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blank, within ten (10) Business Days of the date the security interest of
Textron in the Textron Collateral is extinguished; and

         WHEREAS, on December 13, 1999 the Borrower and the Initial Purchaser entered into that certain Amendment #1 to the Secured Convertible Senior Note Purchase Agreement (the "Second Purchase Agreement") pursuant to which the parties agreed to increase the principal amount of 12% Secured Convertible Notes issued pursuant to the First Purchase Agreement by $250,000.00; and

         WHEREAS, in order to induce the Initial Purchaser to purchase the note in the principal sum of $250,000.00 issued pursuant to the Second Purchase Agreement (the "Second Note") the Borrower and the Initial Purchaser entered into that certain Amendment #1 to Pledge and Security Agreement dated December 13, 1999 (the "Second Pledge Agreement"), pursuant to which the First Pledge Agreement was amended, modified, extended, renewed and increased to provide that the Second Note was subject to the pledge of Collateral granted to secure repayment of the First Note pursuant to the terms of the First Pledge Agreement; and

         WHEREAS, concurrently with the execution and delivery of the Second Purchase Agreement, the Borrower issued the Second Note to the Initial Purchaser; and

         WHEREAS, on or about December 30, 1999, the Borrower and the Initial Purchaser entered into that certain Amendment #2 to Secured Convertible Note Purchase Agreement (the "Third Purchase Agreement"), which Third Purchase Agreement is incorporated herein by reference, which provides for the loan by the Lenders of $9,000,000.00 in the Aggregate, to be evidenced by the issuance of the First Note, the Second Note and additional notes (the "Third Notes") in the principal sum of $1,750,000.00 (the obligations of the Borrower under the First Notes, the Second Notes and the Third Notes shall be referred to herein collectively as the "Notes"); and

         WHEREAS, concurrently with the execution and delivery hereof, the Borrower has issued the Third Notes to the Initial Purchaser; and

         WHEREAS, to induce the Initial Purchaser to purchase the Third Notes, the Borrower has agreed to enter into this Amended and Restated Pledge and Security Agreement, pursuant to which the liens and rights granted in the First Pledge Agreement and Second Pledge Agreement are affirmed, amended, modified, confirmed, extended and renewed; and

         WHEREAS, in addition to the Collateral pledged to secure repayment in the First Pledge Agreement and the Second Pledge Agreement, the Borrower is also granting herein a first lien and security interest in the Pledged Shares as to up to $2,000,000.00 aggregate principal amount of Notes purchased by the Lenders on or after December 30, 1999, consisting of the Third Notes and additional notes in the principal amount of $250,000.00 if issued;

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AMENDED AND RESTATED PLEDGE AND SECURITY AGREEMENT                       PAGE 2
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         NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Borrower, the Agent and the Lenders hereby agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

         1.1 Defined Terms. As used herein, the following terms shall have the following meanings:

         "Accounts" shall have such meaning as such term is defined in Article 9 of the UCC, and shall include, without limitation, each of the following, whether now owned or hereafter acquired by the Borrower: (a) all accounts receivable, contract rights, book debts, notes, drafts and other obligations or indebtedness owing the Borrower (including, without limitation, any such obligation that might be characterized as an account, contract right, or general intangible under the UCC in effect in any jurisdiction) and all monies due to or to become due to the Borrower under all contracts for the sale, lease, or exchange of goods or other property (whether or not earned by performance on the part of the Borrower), in each case whether now in existence or hereafter arising or acquired, including, without limitation, the right to receive the proceeds thereof; (b) all rights of the Borrower to receive any payment of money or other form of consideration; (c) all security pledged, assigned or granted to or held by the Borrower to secure any of the foregoing; and (d) all guaranties of, or indemnifications with respect to, any of the foregoing.

         "Additional Collateral" means property acceptable to the holders of not less than a majority in aggregate principal amount of the Notes then outstanding in writing, in their sole and absolute discretion.

         "Agent" shall have the meaning specified in the introductory paragraph hereof.

         "Borrower" shall have the meaning specified in the introductory paragraph hereof.

         "Borrower's Residual Percentage" means the percentage of residual interest in a Securitization which a particular Residual Interest Instrument owned by the Borrower (and not by a subsidiary or affiliate) and pledged as Collateral represents.

         "Business Day" means any day other than Saturday, Sunday or other day on which banking institutions in Atlanta, Georgia are authorized or required by law or executive order to be closed.

         "Certificates" means any security, chattel paper, certificated security or instrument, as from time to time amended, modified or supplemented, including the following: any Residual Interest Instrument, any Interest Only Instrument, the Senior Trust Certificate, the Pledged Shares and a Certificated Security as defined in Section 8-102 of the UCC.

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AMENDED AND RESTATED PLEDGE AND SECURITY AGREEMENT                       PAGE 3
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         "Clearing Corporation" shall have the meaning given such term in
Section 8-102(a)(5) of the UCC.


         "Collateral" shall have the meaning specified in Section 2.1.
`
         "Collateral Requirement" means an aggregate dollar amount equal to one hundred seventy-five percent (175%) of the aggregate outstanding principal amount unpaid under the then outstanding First Notes and Second Notes, plus accrued and unpaid interest thereon and any other sums then due the Lenders under the Loan Documents.

         "Current Market Value" means the lesser of (a) the fair market value of the Qualified Collateral on such day as determined in good faith by the Agent, applying standards of commercial reasonableness that are customary in the mortgage-related securities industry, minus all sums due any Person who holds a security interest senior to that of the Agent for the account of the Lenders in such Qualified Collateral, or (b) the sum of the Overcollateralization Amount for each Qualified Securitization as reported by the most recent trustee certificate to which the Borrower is entitled, plus the fair market value of any Additional Collateral (the value of which shall be determined by the Agent in its sole and absolute discretion), plus the Restricted Proceeds, minus all sums due any Person who holds a security interest senior to that of the Lenders in Collateral issued pursuant to such Qualified Securitization, in the Restricted Proceeds or in any Additional Collateral. The Pledged Shares shall not be included to determine Fair Market Value.

         "Default" has the meaning set forth in Article I of the Notes.

         "Delivery" means a delivery of Collateral to the Agent (or Escrow Agent, in the case of proceeds) in accordance with this Pledge Agreement, including Section 2.2 hereof.

         "Escrow Agent" means U.S. Trust Company of Texas, N.A., or such successor thereto, who acts as escrow agent pursuant to the Escrow Agreement.

         "Escrow Agreement" means that certain Escrow and Security Agreement, dated August 31, 1999 as amended by Amendment #1 to Escrow and Security Agreement, dated December 13, 1999, both in the form attached hereto as Exhibit "B" and by this reference incorporated herein.

         "Event of Default" has the meaning set forth in Section 5.1 of the Notes.

         "GAAP" means generally accepted accounting principles in the United States of America as in effect from time to time.

         "Governmental Authority" means any nation, government, state, or any political subdivision thereof, or any court, stock exchange, entity or agency exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

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AMENDED AND RESTATED PLEDGE AND SECURITY AGREEMENT                       PAGE 4
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         "Grantor Trust Right" means all rights of the Borrower, including the right to payments to the Borrower, in the Sale Agreement executed in relation to Mego Mortgage Home Loan Trust 1996-3, including, without limitation, the rights set forth in Section 4.05(b)(xvii) of such Sale Agreement.

         "Greenwich" has the meaning specified in the third recital paragraph hereof.

         "Greenwich Documents" means that certain Amended and Restated Master Loan Purchase and Servicing Agreement dated as of October 1, 1996 between Greenwich as lender and the Borrower, that certain Promissory Note in the original maximum aggregate principal amount not to exceed $11,000,000.00 and all related documents, including that certain Pledge and Security Agreement dated as of April 17, 1997, financing statements and transfer powers, all as amended, supplemented or otherwise modified.

         "Indebtedness" has the meaning set forth in Section 2 of the Notes.

         "Intercreditor Agreement" means that certain Intercreditor and Collateral Subordination Agreement, dated August 31, 1999, entered into by Greenwich, the Agent and the Borrower, pursuant to which, inter alia Greenwich agreed to hold the Subordinated Collateral to perfect the pledge of such Subordinated Collateral to the Agent for the account of Lenders, subject to the security interest of Greenwich.

         "Interest Only Instrument(s)" shall, as to that particular Certificate, have the meaning ascribed to the term "Class S Certificate", "Class IS Certificate, "Class IIS Certificate" or a similar phrase describing an interest only security in the respective Sale Agreement arising from the Securitization pursuant to which such security is issued, which security represents the undivided interest of the Borrower in all or a portion of the interest payments due on certain loans securitized in that Securitization.

         "Lenders" shall have the meaning specified in the introductory paragraph hereof.

         "Loan Documents" means, collectively, the First, Second and Third Purchase Agreements, the Notes, the Escrow Agreement and amendment thereto, this Pledge Agreement, the Registration Rights Agreements and any other documents evidencing or relating to the Notes or the Collateral, the Additional Collateral or any such security which may now or hereafter be given as further security for or in connection with the Notes.

         "Notes" shall have the meaning specified in the eighth recital paragraph hereof.

         "Overcollateralization Amount" has, as to a particular Securitization, the meaning ascribed it in the respective Sale Agreement related to a Qualified Securitization, multiplied by the Borrower's Residual Percentage of that Securitization.

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AMENDED AND RESTATED PLEDGE AND SECURITY AGREEMENT                       PAGE 5
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         "Person" means any individual, partnership, corporation, limited liability company, joint venture, association, joint stock company, trust, unincorporated organization, or governmental entity (or any department, agency or political subdivision thereof), or any other entity.

         "Pledge Agreement" shall have the meaning specified in the first paragraph hereof, and shall include the First Pledge Agreement, the Second Pledge Agreement and this Amended and Restated Pledge Agreement, each as amended, modified, extended, renewed and increased.

         "Pledged Shares" shall mean any and all shares of stock or other evidence of equity or ownership interest of the Borrower in The Money Centre, Inc. (either as record owner or beneficially), including but not limited to those shares set forth on Exhibit "D" attached hereto and by this reference incorporated herein, including any such interests which may be acquired after the date hereof and the certificates or stock representing all such items. This shall include all of the issued and outstanding shares of capital stock of The Money Centre, Inc. in existence until expiration of the Pledge Agreement.

         "Proceeds Accounts" shall mean any and all accounts established and maintained by the Escrow Agent in the name of the Borrower, established pursuant to the Escrow Agreement, for the deposit of proceeds of the Collateral.

         "Purchase Agreement" shall mean the First Purchase Agreement, as amended, modified or otherwise supplemented from time to time.

         "Qualified Collateral" means: all Collateral other than the Pledged Shares, including the Restricted Proceeds and any Additional Collateral, to the extent each is Collateral at such time. The Textron Collateral shall become Qualified Collateral only when it becomes Collateral pursuant to the terms hereof.

         "Qualified Securitization" means a Securitization as to which a Residual Interest Instrument (which represents not less that ninety-nine percent (99%) of the residual interest in such Securitization) is pledged as Qualified Collateral pursuant to the terms of this Pledge Agreement.

         "Quarter" means any final quarter ended on the last day of the months of February, May, August and November.

         "Registration Rights Agreement" shall have the meaning set forth in the Purchase Agreement.

         "Residual Interest Instrument(s)" shall, as to that particular Certificate, have the meaning ascribed to the term "Class R Certificate", "Residual Interest Instrument", "Residual Certificate", "Residual Instrument" or a similar phrase describing a certificated residual interest in the Sale Agreement arising from the Securitization pursuant to which such security is issued, which security represents the undivided residual interest of the holder, including in all or a portion of the interest and principal payments due on certain loans securitized in that Securitization.

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AMENDED AND RESTATED PLEDGE AND SECURITY AGREEMENT                       PAGE 6
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Neither the Grantor Trust Right nor the Senior Trust Certificate are Residual
Interest Instruments.

         "Restricted Proceeds" shall mean those sums deposited in the Proceeds Accounts, which constitute proceeds of the Collateral, which the Borrower is prohibited from withdrawing from the Proceeds Accounts pursuant to the terms of this Pledge Agreement, including Section 2.7.

         "Sale Agreement" means the respective Pooling and Servicing Agreement, Sale and Servicing Agreement or similar agreement, together with related agreements, including trust agreements and indentures, which create and grant rights in Certificates and the Grantor Trust Right, entered into or otherwise issued in relation to a particular Securitization.

         "Securitization" means the respective securitization as set forth on Exhibit "E" hereto and by this reference incorporated herein.

         "Senior Trust Certificate" means that certain 125 Home Loan Owner Trust 1998-1, Senior Trust Certificate.

         "Subordinated Collateral" means the Certificates and all other rights pledged to the Agent on behalf of the Lenders in the First Pledge Agreement, subject to the security interest of Greenwich. The Subordinated Collateral constituted those items now set forth as items G through L on Exhibit "C" hereto. These Certificates and other rights are also set forth on Exhibit "C" as Collateral pledged herein subject to a first lien of the Agent on behalf of the Lenders for the reason that the Greenwich lien has been satisfied.

         "Textron" shall have the meaning specified in the fourth recital paragraph hereof.

         "Textron Collateral" means those Certificates and all other rights presently pledged to Textron as described in Exhibit "F" attached hereto and by this reference incorporated herein.

         "Textron Documents" means that certain Credit Agreement dated as of October 27, 1997 by and between Textron as agent and the Borrower, that certain note as of the same date issued to the lenders under such Credit Agreement and all related documents, including that certain Security Agreement dated as of October 27, 1997, financing statements and transfer powers, all as amended, supplemented or otherwise modified.

         "UCC" means the Uniform Commercial Code as in effect in the State of Maryland; provided, that if by mandatory provisions of law, the perfection or effect of perfection or non-perfection of the security interest in any Collateral to which this Pledge Agreement relates is governed by the Uniform Commercial Code as in effect on or after the date hereof in any other jurisdiction, UCC means the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or the effect of perfection or non-perfection.

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AMENDED AND RESTATED PLEDGE AND SECURITY AGREEMENT                       PAGE 7
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         "Uncertificated Security" shall have the meaning given such term in
Section 8-102(a)(18) of the UCC.

                                   ARTICLE II
                        PLEDGE AND DELIVERY OF COLLATERAL
                            MANAGEMENT OF COLLATERAL

         2.1 Security. Except as otherwise provided in Section 2.9, as security for the payment (whether at the stated maturity, by acceleration or otherwise) of all obligations, liabilities and indebtedness of the Borrower to the Lenders, whether now or hereafter owing or existing, arising under or relating to this Pledge Agreement, the Notes and the other Loan Documents, and for the payment, performance and discharge of all other obligations or undertakings now or hereafter made for the benefit of the Lenders under this Pledge Agreement, the Notes, the other Loan Documents or under any other agreement, promissory note or undertaking now existing or hereafter entered into by the Borrower with or to the Lenders pursuant to the terms hereof, including any guaranty or surety obligations of the Borrower owed to the Lenders arising under or relating to the Pledge Agreement, the Notes and the other Loan Documents (the "Secured Obligations"), the Borrower hereby pledges, assigns, transfers and delivers to Agent for the account of the Lenders, and grants to the Agent for the account of the Lenders (and which as to Collateral pledged pursuant to the First Pledge Agreement and the Second Pledge Agreement, shall also constitute a confirmation, extension, renewal and affirmation of such liens), a continuing first priority lien and security interest (except as noted below or, in the case of Additional Collateral, as otherwise agreed by the Lenders in accepting the same) in all of the Borrower's rights, title and interest in, to and under: (a) the Certificates representing the Collateral; (b) the Grantor Trust Right, subject to the Securitizations; (c) the Pledged Shares and Certificates (d) any other property of the Borrower held by the Agent on behalf of the Lenders arising under or relating to the Loan Documents, from time to time, or securing any other obligation of the Borrower to the Lenders or any of their respective affiliates;
(e) Additional Collateral, and (f) all proceeds, payments, income, products and profits derived from or related to the above-described property, including without limitation, the Restricted Proceeds (all of the foregoing are collectively referred to herein as the "Collateral"). The agreements and related documents evidencing the Grantor Trust Right and the Certificates, as well as related documents comprising such Collateral are set forth on Exhibit "C". The Pledged Shares described in Exhibit "D" and the Residual Interest Instruments, Senior Trust Certificate and Interest Only Instruments described on Exhibit "C", and "F" are Certificates, all of which are Collateral.

         The Collateral shall include all rights of the Borrower related to the Collateral, the Additional Collateral and any other Collateral pledged pursuant to the terms hereof, including the following:

         (a) Cash Proceeds. All rights to receive the payment of money in respect of the Collateral, including the Certificates and Grantor Trust Right.

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AMENDED AND RESTATED PLEDGE AND SECURITY AGREEMENT                       PAGE 8
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         (b) Chattel Paper, Instruments, etc. All chattel paper, securities, uncertificated securities, instruments, non-negotiable instruments, negotiable instruments, investment property, general intangibles, documents (as those terms are defined in the UCC), Accounts and Certificates evidencing or with respect to any of the Collateral.

         (c) Deposit Accounts. All rights to payments under the Collateral, including payments due to the holders of Certificates and the Grantor Trust Right from the accounts of the trustee (or other Person) into which funds to be payable under Certificates and the Grantor Trust Right are deposited or held under a Securitization, and all money, cash and cash equivalents of the Borrower, in each case arising from payments with respect to any of the Collateral, including the Certificates and the Grantor Trust Right or other Collateral.

         (d) Collateral. All collateral granted by third party obligors to, or held by, the Borrower with respect to the Collateral, including the Certificates and the Grantor Trust Right.

         (e) Books and Records. All books and records, including books of account and ledgers of every kind and nature, all electronically recorded data (including all computer programs, disks, tapes, electronic data processing media and software used in connection with maintaining the Borrower's books and records), all files and correspondence and all receptacles and containers for the foregoing, all with respect to the Collateral, including Certificates and the Grantor Trust Right.

         (f) Cash. All cash and other property (including the Proceeds Account) held by the Escrow Agent under this Pledge Agreement and the Escrow Agreement.

         (g) Proceeds Accounts. Each of the Proceeds Accounts (to the extent a security interest therein is not otherwise created pursuant to this Pledge Agreement), including any and all assets of whatever type or kind deposited by on behalf of the Borrower in such Proceeds Accounts, whether now owned or hereafter acquired, existing or arising, including, without limitation, all moneys, checks, drafts, instruments, securities or interests therein of any type or nature deposited in such Proceeds Accounts, and all investments and all certificates and other instruments (including depository receipts, if any) from time to time representing or evidencing the same, and all dividends, interest, distributions, cash and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the foregoing.

         (h) Miscellaneous. All right, title, interest in, to and under the clean-up call provisions, including as contained in Section 9.01 of each of the Sale Agreement with respect to the subject Securitization, and all proceeds, payments and income derived from or relating thereto.

         (i) Proceeds and Products. All proceeds and products of the Collateral, to the extent not included in the foregoing, including;

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AMENDED AND RESTATED PLEDGE AND SECURITY AGREEMENT                       PAGE 9
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                           (i)   all distributions arising from and pursuant to
                  the designated trust agreements or other Securitization agreements (including Sales Agreements) with respect to the Collateral,

                           (ii)   all other proceeds of insurance and
                  guarantees, if any, with respect to the Collateral provided by MBIA Insurance Corporation, the Federal Housing Administration or any other Person providing coverage for loss or diminution in value of the Collateral;

                           (iii) all other proceeds from the liquidation or other recovery (if any) of loans relating to the Collateral;

                           (iv)   all "proceeds", as that term is defined in
                  Section 9-306 of the UCC;

                           (v) all cash, securities, dividends, increases, distributions and profits received therefrom or in connection therewith, including distributions or payments in partial or complete liquidation or redemption, or as a result of reclassifications, readjustments, reorganizations or changes in the capital structure of the issuer thereof and any other property at any time and from time to time received, receivable or otherwise distributed or delivered to the Agent on behalf of the Lenders or the Escrow Agent, and all rights and privileges pertaining thereto;

                           (vi) all additional shares of stock of any issuer of any Certificate from time to time acquired by the Borrower in any manner, and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares;

                           (vii) all securities hereafter delivered to Agent in substitution for, or in addition to, any of the foregoing, all certificates representing or evidencing such securities, and all cash, securities, instruments, documents, dividends, increases, distributions and profits received therefrom, and any other property at any time and from time to time received by, receivable by or otherwise distributed or delivered to the Agent in respect of or in exchange for any or all of the property described;

                           (viii) all subscriptions, warrants, options and any
                  other rights issued now or hereafter by the issuer of the Certificates or any other person whatsoever upon or in connection with the Certificates and any part of the Collateral; and

                           (ix) all products and proceeds of the foregoing and all general intangibles and contract rights related thereto, including without limitation, all revenues, distributions, dividends, property, registration rights, contract rights and other rights and interests that Borrower is, or may hereafter become, entitled to receive on account of any collateral described above.

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Borrower shall forthwith deliver to the Agent on behalf of the Lender all subscriptions, warrants, options and all such other rights, and upon delivery to the Agent, the Agent shall hold such subscriptions, warrants, options and other rights as Collateral pledged to secure the obligations of Borrower, provided, however, that if the Agent determines, in its sole discretion, that the value of any such subscriptions, warrants, options or other rights shall terminate, expire or be materially reduced in value by holding the same as Collateral, the Agent shall have the right (but not the obligation), in its sole discretion, to sell or exercise the same; and if exercised, then the monies disbursed by the Agent in connection therewith shall become part of the Collateral and all of the stock, securities, evidences of indebtedness and other items so acquired shall become part of the Collateral;

         The Borrower will pay all filing, recording, search and other expenses reasonably incurred by the Lenders with respect to perfection of the Lenders' security interest under this Pledge Agreement and the confirmation of the priority of the Lenders' security interest in the Collateral.

         2.2 Delivery of Collateral.

         (a) Delivery of Collateral to the Agent under this Pledge Agreement shall be made in the following manner: (i) in the case of cash, including proceeds on the Collateral and cash which constitutes Additional Collateral, by wire transfer or other method acceptable to the Agent of immediately available funds to the applicable Proceeds Account; (ii) in the case of a Certificate (or similar property perfected by possession), by the physical delivery thereof evidencing such Collateral to the Agent or its designee, whenever possible (in the sole discretion of the Agent), registered in the name of the Agent, and in all other instances, in suitable form for delivery and transfer, accompanied by duly executed instruments of transfer or assignment in blank or such other documentation as may be necessary to effect transfer to the Agent, whereupon the Agent may take such steps as it deems necessary to effect the recordation or re-registration of such Collateral in its name; (iii) with respect to an Uncertificated Security by registration in the name of the Agent, whenever possible, and in all other instances (other than an Uncertificated Security credited on the books of a Clearing Corporation), the Borrower shall cause the issuer of such Uncertificated Security to duly authorize and execute, and deliver to the Agent, an agreement for the benefit of the Lenders substantially in the form of Exhibit "G" hereto (appropriately completed to the satisfaction of the Agent and with such modifications, if any, as shall be satisfactory to the Agent) pursuant to which such issuer agrees to comply with any and all instructions originated by the Agent for the account of the Lenders without further consent by the registered owner and not to comply with instructions regarding such Uncertificated Security originated by any other Person other than a court of competent jurisdiction (Exhibit "G" shall be executed as to the Grantor Trust Right, even if not an Uncertificated Security): (iv) with respect to a certificated security (as defined in the UCC) or Uncertificated Security credited on the books of a Clearing Corporation (including a Federal Reserve Bank, Participants Trust Company or The Depository Trust Company), the Borrower shall promptly notify the Agent thereof and shall promptly take all actions (x) required (i) to comply with the applicable rules of such Clearing Corporation and (ii) to perfect the security interest of the Lenders under applicable law (including, in any event, under Sections 9-115 (4)(a) and (b), 9-115 (1)(e) and 8-106(d) of the UCC) and (y) as the Agent deems necessary or desirable to effect the foregoing; and (v) in the

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AMENDED AND RESTATED PLEDGE AND SECURITY AGREEMENT                       PAGE 11
case of any other Collateral (such Collateral to be subject to the written approval of the Agent, which approval may be withheld in the sole discretion of the Agent), in such manner as the Agent shall agree to in writing. Except as otherwise provided herein or, in the case of Additional Collateral, as otherwise agreed by the Agent in accepting the same, all Collateral shall be delivered free and clear of all liens and security interests other than the lien and security interest created in favor of the Agent for the account of the Lenders under this Pledge Agreement.

         (b) In addition to the actions required to be taken pursuant to preceding Section 2.2(a), the Borrower shall take the following additional actions with respect to the Collateral:

             (i) with respect to all Collateral of such Borrower whereby or with respect to which the Agent for the account of the Lenders may obtain "control" thereof within the meaning of Section 8-106 of the UCC (or under any other provision of the UCC as the same may be amended or supplemented from time to time, or under the laws of any relevant State other than the State of Maryland), the Borrower shall take all actions as may be requested from time to time by the Agent so that "control" of such Collateral is obtained and at all times held by the Agent; and

             (ii) Borrower shall from time to time cause appropriate financing statements (on Form UCC-1 or other appropriate form) under the Uniform Commercial Code as in effect in the various relevant states, covering all Collateral hereunder (with the form of such financing statements to be satisfactory to the Agent), to be filed in the relevant filing offices so that at all times the Agent has a security interest in all Collateral which is perfected by the filing of such financing statements (in each case to the maximum extent perfection by filing may be obtained under the laws of the relevant states, including, without limitation, Section 9-115(4)(b) of the UCC).

         2.3 The Escrow.

         (a) Restricted Proceeds. Restricted Proceeds shall be deposited into one or more Proceeds Accounts, established as a cash account, over which the Agent shall have exclusive and absolute control and dominion (and no withdrawals or transfers may be made therefrom by any Person except with the prior written consent of the Agent). Deposits of Restricted Proceeds shall be held in a segregated account or accounts. The Proceeds Accounts shall be established at the Escrow Agent and shall be subject to the Escrow Agreement. Cash deposited in that account on behalf of the Lenders shall constitute Collateral. The Agent may exercise all rights granted a secured party under ss. 9-502 of the UCC, without need of notice or consent of the Borrower, whether or not a Default exists. This
Section 2.3 shall not limit or otherwise affect any other rights and remedies of the Lenders.

         (b) Cash as Collateral. In the event cash is provided as Additional Collateral, the Borrower shall deposit such sums in an account (other than the Proceeds Accounts) with the Escrow Agent, subject to the terms of the Escrow Agreement and shall take all steps necessary to perfect a security interest in such

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



account in favor of the Agent, including permitting such account to be located in the State of California and complying with all requirements of the UCC of the State of California necessary to perfect such a pledge.

         2.4 Notice, Registration and Consents.

         On or prior to the date a Certificate, the Grantor Trust Right or any other property becomes or is to become Collateral, the Borrower shall:

         (a) obtain all requisite consents necessary to provide to the Lenders the rights granted in this Pledge Agreement, including the grant and perfection of the Agent (for the account of the Lenders) of a security interest in such Collateral and, in the case of registered or certificated Collateral, to cause the registration thereof (on the books of the Securitization trustee, certificate transfer agent and registrar or similar Person) in the name of the Agent on behalf of the Lenders; and

         (b) provide all requisite notices necessary to provide to the Lenders the rights granted in this Pledge Agreement, including the grant and perfection of the Lenders' security interest in such Collateral, including the notice set forth in Exhibit "G" attached hereto and by this reference incorporated herein.

         Notices and consents shall include notices to and consents of the indenture trustee and the certificate transfer agent and registrar of any Securitization.

         2.5 Additional Collateral.

         (a) Delivery of Collateral. If the Current Market Value is less than the Collateral Requirement at the close of business on any Business Day, the Borrower shall, within five (5) Business Days of receipt of written notice from the Agent, make Delivery to the Agent of Additional Collateral such that the aggregate Current Market Value (determined as of the Business Day prior to such Delivery) is equal to or in excess of the Collateral Requirement. Once delivered such Additional Collateral shall remain Collateral pursuant to this Agreement, even if no longer necessary to cause the Current Market Value to exceed the Collateral Requirement.

         (b) Right of Agent to Direct Payment of Additional Collateral. The Agent may, at any time, whether or not there then exists a Default or an Event of Default, without the consent of the Borrower, direct the issuer which has issued an instrument constituting Additional Collateral to make payment to the Escrow Agent, on behalf of the Lenders, with such payments to be deposited in a segregated Proceeds Account with the Escrow Agent to be held as collateral pursuant to this Pledge Agreement. The Borrower shall provide irrevocable written notice of such right to the issuer of such instrument in a form acceptable to the Agent, in its sole and absolute discretion.

         (c) Nothing herein shall limit any other right or remedy of the Agent.

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AMENDED AND RESTATED PLEDGE AND SECURITY AGREEMENT                       PAGE 13

         2.6 Subordinated Collateral and Textron Collateral.

         (a) Subordinated Collateral. The Intercreditor Agreement, dated as of the date of this Pledge Agreement, was entered into among the Borrower, the Agent, Greenwich and Greenwich Capital Markets, Inc. The Subordinated Collateral was held by Greenwich pursuant to the Intercreditor Agreement until such time as such Certificates were delivered to the Agent pursuant to the Intercreditor Agreement, on behalf of the Lenders.

         (b) Textron Collateral. On the date Textron's security interest in the Textron Collateral is terminated in accordance with the terms of the Textron Documents, the Textron Collateral shall be deemed Collateral as if it were set forth in Section 2.1 and included on Exhibit "C". Commencing at such time the Lenders shall have a first priority lien and security interest therein pursuant to this Pledge Agreement and the Borrower shall within ten (10) Business Days after the expiration of Textron's security interest deliver to and register in the name of the Agent (including in compliance with Section 2.2) those items on Exhibit "F" hereto, together with any other such documents necessary to perfect the Lenders' first priority lien and security interest therein and to grant control to the Agent under Article 8.

         2.7 Proceeds.

         (a) Until such time as all obligations of the Borrower to the Lenders under the Loan Documents are satisfied and the security interest granted the Agent herein is terminated, without limiting any rights or remedies of the Agent in the Loan Documents, all payments due the holder of a Certificate (other than the Pledged Shares) and/or the Grantor Trust Right shall be disbursed as follows:

             (i) all proceeds from the Collateral received during the existence and continuance of a Default (including without limitation because the Current Market Value is less than the Collateral Requirement at the close of business on any Business Day) or during the existence and continuance of an Event of Default, shall be made to the Agent's account for deposit into the Proceeds Accounts as Restricted Proceeds and shall remain as Collateral and shall not thereafter be released to the Borrower upon cure of a Default or an Event of Default; and

             (ii) should proceeds from the Collateral be received when no Default or an Event of Default exists and is continuing, Agent shall within five
(5) Business Days of receipt of a written request from the Borrower send written direction to the Escrow Agent that such sums be disbursed to the Borrower, except as otherwise limited by this Pledge Agreement or any of the other Loan Documents.

         (b) Nothing in this paragraph shall serve to limit any other rights or remedies of the Agent;

         (c) Possession and Registration of the Certificates and the Grantor Trust Right shall remain in the name of the Agent until all obligations of the Borrower to the Lenders under the

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AMENDED AND RESTATED PLEDGE AND SECURITY AGREEMENT                       PAGE 14

Loan Documents are satisfied and the Lenders' liens under this Pledge Agreement are terminated. This Section shall not limit or otherwise effect any other rights or remedies of the Lenders. The Agent shall notify the Securitization trustees to disburse proceeds to the Borrower during the time period where the Borrower is entitled to receive such proceeds under the terms hereof. In the event proceeds to which the Agent (including pursuant to paragraph (a) of this Section 2.7) is entitled or which are forwarded to the Agent or to be deposited into Proceeds Accounts as Restricted Proceeds are paid to Borrower, Borrower shall keep such sums segregated from other funds and shall promptly and in any event within five (5) Business Days notify the Agent in writing of such event and pay such proceeds to the Escrow Agent as directed by the Agent. In the event proceeds to which the Borrower, pursuant to paragraph (a) of this Section 2.7, is entitled are deposited in the Proceeds Accounts, the Agent shall, within five
(5) Business Days of receipt of a written request from the Borrower, send written direction to the Escrow Agent to pay such sums to Borrower (or deliver such sums received by it directly).

         (d) The Borrower shall not cause any sums to be deposited into the Proceeds Accounts which are not proceeds of the Collateral.

         2.8 Held in Trust. Any sums collected or received and any property recovered or possessed by the Borrower in connection with the Collateral, which, under the terms of this Pledge Agreement, should have been delivered to the Agent or the Escrow Agent, shall be received and held by the Borrower in trust for and on the Lenders' behalf, shall be segregated from the other assets and funds of the Borrower, and shall be delivered to the Escrow Agent or the Agent for the benefit of the Lenders.

         2.9 The Pledged Shares. The Pledged Shares shall serve as Collateral only as to Notes purchased by the Lenders, up to the sum of $1,750,000.00, which are purchased on or after December 30, 1999 and additional notes in the sum of $250,000.00, if subsequently agreed to by the Borrower and the Agent on behalf of the Lenders. All other Collateral, other than the Pledged Shares, shall serve (or continue to serve, as the case may be) as Collateral as to all Notes, including those Notes secured by the Pledged Shares.

                                   ARTICLE III
                               FURTHER ASSURANCES

         Subject to the terms of the Textron Documents, the Borrower will, from time to time, at its expense, execute, deliver, file, register, and record (in such manner and form as the Agent may require) any statement, assignment, stock powers, instrument, document, agreement, or other paper and take any other action (including, without limitation, any filings of financing or continuation statements under the UCC) that the Agent may from time to time determine to be necessary or desirable in order to create, preserve, upgrade in rank (to the extent required hereby), perfect, confirm, or validate the lien and first or other priority security interests granted the Lenders, or to enable the Lenders to obtain the full benefits of this Pledge Agreement (including control, as that term is used in Articles 8 and 9 of the UCC), and to enable the Lenders to exercise and enforce any of its rights, powers, and remedies hereunder with respect to any of the Collateral.

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AMENDED AND RESTATED PLEDGE AND SECURITY AGREEMENT                       PAGE 15

         At the request of the Agent, the Borrower will use its reasonable best efforts to obtain the consent or acknowledgement of any Person that is necessary or desirable to effect the pledge hereunder of any right, title, claims, and benefits now owned or hereafter acquired by the Borrower.

         To the extent permitted by law, the Borrower hereby authorizes the Agent to execute and file financing statements or continuation statements without the Borrower's signature appearing thereon. The Borrower agrees that a carbon, photographic, or other reproduction of this Pledge Agreement or of a financing statement is sufficient as a financing statement. The Borrower shall pay the costs of, or incidental to, any financing or continuation statements concerning the Collateral. In the event that any re-recording or refiling thereof (or filing of any statements of continuation or assignment of any financing statement) is required to protect and preserve such security interest, the Borrower, at its own cost and expense, shall cause the same to be re-recorded and/or refiled at the time and in the manner requested by the Agent.

         The Borrower hereby authorizes the Agent for the account of the Lenders to file or refile any financing statements, continuation statements, and/or amended statements with respect to the security interests granted or to be granted pursuant to this Pledge Agreement which, at any time, may be required or appropriate, although the same may have been executed only by the Agent, and to execute such statements on behalf of the Borrower.

         In addition, in the event and to the extent that any of the Collateral consists of or is represented by Certificates, including instruments or other evidences of ownership such as would require physical possession of the same in order to perfect the security interests therein, subject to the terms of the Textron Documents, the Borrower will promptly, at its expense, deliver the same to the Agent, with any necessary endorsements thereon. The Borrower shall take all steps necessary to cause the Collateral to be registered in the name of the Agent, on behalf of the Lenders, with the appropriate Person, including under the Securitizations. Upon the Agent's request, subject to the terms of the Textron Documents, the Borrower shall promptly deliver any documents related to any of the Collateral and provide the Lenders all information it may reasonably request concerning the Collateral. The Borrower will take all steps requested by the Agent to perfect a security interest in the Additional Collateral, including delivery of physical possession, the granting of control, the execution and delivery of assignments and/or endorsements, the registration thereof in the name of the Agent, and the execution of financing statements. The Borrower hereby irrevocably designates the Agent for the account of the Lenders as agent and attorney-in-fact for the Borrower for the aforesaid purposes.

                                   ARTICLE IV
                                    COVENANTS

         4.1 No Liens. Subject to the terms of the Textron Documents, the Borrower shall not, without the prior written consent of the Agent, in any manner, transfer, assign or further encumber or permit the encumbrance of the Borrower's interest in the Collateral. If the Collateral, or any part thereof, is sold or otherwise disposed of in violation of these provisions,

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AMENDED AND RESTATED PLEDGE AND SECURITY AGREEMENT                       PAGE 16
the security interest of the Lenders shall continue in such Collateral or any part thereof notwithstanding such sale or other disposition, and the Borrower will deliver any proceeds thereof to the Escrow Agent.

         4.2 Loan Documents. The Borrower shall at all times during the term of this Pledge Agreement comply with all of the affirmative covenants, negative covenants and other terms and provisions contained in the Loan Documents.

         4.3 Consents. By no later than December 31, 1999, the Borrower shall have obtained all consents of the respective issuer of any Collateral and of any third party necessary for an effective pledge thereof, including the consent of any governmental unit or agency.

         4.4 Textron Collateral. The Borrower shall take all action which is necessary or advisable in order for the Lenders to obtain, and the Lenders shall receive, a first priority lien and security interest in the Textron Collateral after the lien of Textron in the Textron Collateral terminates.

         4.5 Delivery of Certificates and Reports. The Borrower shall deliver, by facsimile and first class mail, to the Agent, the following: (a) not later than ten (10) Business Days following the end of each Quarter, a certificate setting forth the Current Market Value (determined by the Company under generally accepted accounting principles pursuant to clause (a) of the definition of this term) as of the last day of such Quarter in the form of Exhibit "H", a copy of which is attached hereto and by this reference incorporated herein; and (b) not later than ten (10) Business Days following the end of each month, a certificate setting forth an analysis of subpart (b) of the Current Market Value (as determined pursuant to clause (b) of the definition of this term) as of the last day of such month, in the form of Exhibit "I", a copy of which is attached hereto and by this reference incorporated herein. Such certificates shall set forth in detail the basis of the above information and attach all reports from the respective trustee, servicer or other party of the particular Securitization related to such certifications, even in the event such report is not utilized in preparing such certifications. Each certification shall be executed by the chief financial officer of the Borrower and shall provide that such officer has caused such certificate to be reviewed and that the information provided in such certificate is true and correct in all material respects. Should the Agent, in writing, request additional information related to any such certificate, such information shall be provided to the Agent by facsimile and first class mail not later than five (5) Business Days following the date of such written request.

         4.6 Taxes. All payments due the Lenders under the Loan Documents shall be made without set-off or counterclaim and free and clear of any deductions, including deductions for taxes, unless the Borrower is required by law to make such deductions. If (a) any Lender shall be subject to any tax with respect to any such payment (other than income or franchise taxes), or (b) the Borrower shall be required to withhold or deduct any tax on any such payment, then such Lender may claim compensation from the Borrower under Section 4.7. Whenever taxes must be withheld by the Borrower with respect to any such payments, the Borrower shall promptly furnish to the Agent official receipts (to the extent that the relevant governmental authority delivers such receipts) evidencing payment of any such taxes so withheld. If the Borrower fails

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AMENDED AND RESTATED PLEDGE AND SECURITY AGREEMENT                      PAGE 17
to pay any such taxes when due or fails to remit to the Agent the required receipts evidencing payment of any such taxes so withheld or deducted, the Borrower shall indemnify the affected Lender for any incremental taxes and interest or penalties that may become payable by such Lender as a result of any such failure.

         4.7 Compensation Claims. Within fifteen (15) days after the receipt by the Borrower of a certificate from the Agent on behalf of a Lender setting forth why such Lender is claiming compensation under Section 4.6 and computations (in reasonable detail) of the amount thereof, the Borrower shall pay to such Lender such additional amounts as such Lender sets forth in such certificate as sufficient fully to compensate it on account of the foregoing provisions of
Section 4.6, together with interest on such amount from the 15th day after receipt of such certificate until payment in full thereof at the applicable interest rate on the Notes which is then in effect. The reasonable determination of such Lender of the amount to be paid to it and the basis for computation thereof hereunder shall, in the absence of manifest error, be conclusive. In determining such amount, such Lender may use any reasonable averaging and attribution methods.

         4.8 Other Information. The Borrower shall use its best efforts to, and cause the trustee or servicing agent for a Securitization to, enable the Agent's authorized officers and representatives, during normal business hours upon reasonable notice and at reasonable intervals, to examine documents, bank statements and other records and to make copies and notes therefrom for the purpose of ascertaining the financial condition of the Borrower and its subsidiaries and the condition of the Collateral, provided, however, that any such examination shall be at the Borrower's expense, including all reasonable and necessary travel expenses, but excluding salaries for the officers and representatives conducting such examination.

         4.9 Books and Records. The Borrower shall at all times keep its records concerning the Collateral at its chief executive office and principal place of business (which shall be one and the same) as set forth in this Pledge Agreement, or so long as the Borrower shall have taken all steps reasonably necessary to perfect the Agent's security interest in the Collateral with respect to such new address, at such other address as the Borrower may specify by notice actually received by the Agent not less than (10) Business Days prior to such change of address.

         4.10 Insurance Policies. The Borrower grants to the Agent full power and authority as its attorney-in-fact, effective upon notice to the Borrower after the occurrence and during the continuance of an Event of Default, to adjust and settle any insurance policy owned by the Borrower insuring against loss to the Collateral, to endorse any drafts thereon and to sign receipts for any payments thereunder. Any amounts that the Agent receives under any such policy (including return of unearned premiums) insuring against loss to the Collateral shall be delivered to the Escrow Agent to be held as Collateral.

         4.11 Performance of Securitization Obligations. The Borrower shall perform all servicing and other obligations required to be performed by it under the Securitization agreements or any other agreement relating to the Collateral and the Textron Collateral.

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AMENDED AND RESTATED PLEDGE AND SECURITY AGREEMENT                       PAGE 18

         4.12 Protection of the Collateral. All Collateral shall be free and clear of any liens and restrictions on the transfer hereof, except as specifically permitted or granted herein. The Borrower shall defend the title to the Collateral against all claims and demands which could have an effect on the Lenders' rights or privileges hereunder. Except as set forth in the Securitization documents, the Textron Documents, the Borrower shall keep the respective Collateral free and clear of all liens, claims, security interests, restrictions of transfer, charges, encumbrances, taxes and assessments, and shall pay all taxes, assessments and fees relating to the Collateral. The Borrower will exclude from contracts to which it becomes a party after the date hereof, provisions that would prevent the Borrower from creating and maintaining in favor of the Lenders a security interest in the Collateral as pledged hereby. The Borrower shall not modify, amend or waive any terms or conditions of the Collateral or the Textron Collateral (including the waiver of a default), or any rights or interest therein, without the Agent's prior written consent. The Borrower will not sell, assign, transfer or otherwise dispose of any of the Collateral. The Borrower will not take any action or suffer to exist any conditions that could have an adverse effect on the Lenders' rights (including, without limitation, the security interest in the Collateral) granted hereunder, subject to the Greenwich Documents and the Textron Documents.

         4.13 Applicable Law. The Borrower will not use any of the Collateral in violation of any applicable law.

         4.14 Reserved

         4.15 Records. The Borrower shall allow the Agent to inspect all records of the Borrower relating to the Collateral or to the obligations, and to make and take away copies of such records.

         4.16 Notice of Change. The Borrower shall promptly notify the Agent of any change in any fact or circumstances warranted or represented by the Borrower in this Pledge Agreement or in any other writing (including the First Pledge Agreement and Second Pledge Agreement) furnished by the Borrower to the Agent in connection with the Collateral or the obligations.

         4.17 Notice of Claims. The Borrower shall promptly notify the Agent of any claim, action or proceeding affecting title to the Collateral, or any part thereof, or the security interest herein, and, at the request of the Agent, appear in and defend, at the Borrower's expense, any such action or proceeding.

        4.18 Rule 144 The Borrower will cooperate fully with the Agent with respect to any sale by the Agent of any of the Collateral, including full and complete compliance with all requirements of Rule 144 under the Securities Act of 1933 and will give to the Agent all information and will do all things necessary, including the execution of all documents, forms, instruments, and other items, to comply with Rule 144 and any and all other rules, regulations or laws of the United States or the appropriate state necessary for the complete and unrestricted sale and/or transfer of the Collateral and will exercise its best efforts to have the issuer of such collateral, upon the request of the Agent, publicly disseminate all information required to satisfy Rule 144(c).

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AMENDED AND RESTATED PLEDGE AND SECURITY AGREEMENT                       PAGE 19

         4.19 Merger. The Borrower shall not vote for, or consent to, any amendment of the articles of incorporation or charter of any issuer of Collateral that might materially adversely affect the value of the Collateral or permit the issuer thereof to merge or consolidate with or into any other corporation, firm or entity.

         4.20 Dividends. All stock and/or liquidating dividends, distributions in property, returns of capital or other distributions made on or in respect of the Collateral, whether resulting from a subdivision, combination or reclassification of the outstanding capital stock of any issuer thereof or received in exchange for Collateral or any part thereof or as a result of any merger, consolidation, acquisition or other exchange of assets to which any such issuer may be a party or otherwise, and any and all cash and other property received in exchange for the Collateral or received in payment of the principal of or in redemption of the Collateral (either at maturity, upon call for redemption or otherwise), shall be and become part of the collateral pledged hereunder and, if received by the Borrower, shall be held in trust for the benefit of the Agent and forthwith be delivered to the Agent (accompanied by proper instruments of assignment and/or stock powers executed by the Borrower in accordance with the Agent's instructions) to be held subject to the terms of this Pledge Agreement.


                                    ARTICLE V
                                    REMEDIES

         5.1 Remedies. If an Event of Default shall have occurred and be continuing, then the Agent may, at its election, to the fullest extent permitted by applicable law, but subject to the Textron Documents:

         (a) Proceed to exercise any rights or remedies the Lenders' may have hereunder or under the Notes or any other Loan Documents or otherwise;

         (b) Pursue, consecutively or cumulatively, any rights or remedies it may have at law, equity or otherwise, including all rights and remedies available to secured parties under the applicable UCC provisions;

         (c) Cancel or otherwise terminate this Pledge Agreement, the Notes and any other agreement with the Borrower without prior notice to the Borrower (and the Borrower will be liable to the Lenders for any resulting loss, costs and expenses), and the Lenders may: (i) set off any obligation to the Borrower hereunder or thereunder against any obligation of the Borrower to the Lenders hereunder or thereunder; and (ii) realize upon property securing any obligation to Lenders hereunder or thereunder;

         (d) Require the Borrower to, upon the Agents' request, assemble the Collateral and otherwise make it available to the Agent. The Agent may have a receiver appointed for all or any portion of the Borrower's assets or business which constitutes the Collateral in order to manage, protect, preserve, sell and otherwise dispose of all or any portion of the Collateral in accordance with the terms of the Loan Documents, to continue the operations of the Borrower and to collect all revenues and profits therefrom to be applied to the payment of the Notes,

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AMENDED AND RESTATED PLEDGE AND SECURITY AGREEMENT                      PAGE 20
including the compensation and expenses of such receiver. The Agent may offset and apply toward the payment of the Notes or require to be paid to the Escrow Agent (and/or toward the curing of any Event of Default) any indebtedness from any Lender to the Borrower, including any indebtedness represented by deposits in any account maintained with any Lender, and the Proceeds Account regardless of the adequacy of any security for the Loan. The Agent shall have no duty to determine the adequacy of any such security in connection with any such offset;

         (e) To the extent specified in written notice from the Agent to the Borrower take any of the following actions (for the sole benefit of the Lenders but at the Borrower's expense):

             (i) To ask for, demand, take, collect, sue for and receive all payments in respect of any Collateral which the Borrower could otherwise ask for, demand, take, collect, sue for and receive for its own use;

             (ii) To extend the time of payment of any Collateral and to make any allowance or other adjustment with respect thereto;

             (iii) To settle, compromise, prosecute or defend any action or proceeding with respect to any Collateral and to enforce all rights and remedies thereunder which the Borrower could otherwise enforce;

             (iv) To enforce the payment of any Collateral, either in the name of the Borrower or in its own name, and to endorse the name of the Borrower on all checks, drafts, money orders and other instruments tendered to or received in payment of indebtedness to the Lenders;

             (v) To notify the third party payor with respect to any Collateral of the existence of the security interest created hereby and to cause all payments in respect thereof thereafter to be made directly to the Agent, provided, however, that whether or not the Agent shall have so notified such payor, the Borrower will at its expense render all reasonable assistance to the Agent in collecting such items and in enforcing claims thereon;

             (vi) To sell, transfer, assign or otherwise deal in or with any Collateral or the proceeds thereof, as fully as the Borrower otherwise could do;

             (vii)   To withdraw any and all cash from the Proceeds Accounts;

             (viii) To vote all or any part of the Collateral (whether or not transferred into the name of the Agent) and give all consents, waivers and ratifications in respect of the Collateral and otherwise act with respect thereto as though it were the outright owner thereof (the Borrower hereby irrevocably constituting and appointing the Agent the proxy and attorney in fact of the Borrower, with full power of substitution to do so); and

             (ix) To transfer all or any part of the Collateral into the Agent's name or the name of its nominee or nominees;

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AMENDED AND RESTATED PLEDGE AND SECURITY AGREEMENT                       PAGE 21

         (f) All or any part of the Collateral may be sold for cash or other value, and the proceeds thereof applied against any amounts owed to the Lenders by the Borrower, in any number of lots at public or private sale in a commercially reasonable manner, without demand, advertisement or notice, provided, however, that the Agent shall give the Borrower 10 days' prior written notice of the time and place and proposed terms of any public sale, or the time after which a private sale may be made, which notice each of the Borrower and the Agent agrees to be reasonable. At any sale or sales of Collateral, the Agent or the Lenders or any of their officers acting on their behalf, or their assigns, may bid for and purchase all or any part of the property and rights so sold, may use all or any portion of the indebtedness owed to the Lenders as payment for the property or rights so purchased, and upon compliance with the terms of such sale may hold and dispose of such property and rights without further accountability to the Borrower, except for the proceeds of such sale or sales pursuant to Article X. The Borrower acknowledges that any such sale will be made by the Agent or the Lenders on an "as is" basis with disclaimers of all warranties, whether express or implied. The Borrower will execute and deliver or cause to be executed and delivered such instruments, documents, assignments, waivers, certificates and affidavits, will supply or cause to be supplied such further information and will take such further action, as the Agent or the Lenders shall reasonably request in connection with any such sale. The Agent and the Lenders shall not be obligated to make such sale of Collateral regardless of whether such notice of sale has theretofore been given. Each purchaser at any such sale shall hold the property so sold absolutely free from any claim or right on the part of the Borrower. In lieu of selling the Collateral, the Lenders may credit the current market value of the Collateral, as determined in a commercially reasonable manner, all free from any right of redemption, against any amounts owed by the Borrower to the Lenders; provided, however, that the Borrower shall remain liable for any deficiency and shall pay interest on such deficiency as prescribed in the Notes (the Borrower agreeing that, to the extent that applicable law requires the giving of notice by the Agent to the Borrower of any such disposition, the minimum time required by such law (or if no minimum time is specified, one Business Day) shall constitute reasonable notice). Neither the Agent nor any Lender shall be liable for failure to collect or realize upon any or all of the Collateral or for any delay in so doing nor shall any of them be under any obligation to take action whatsoever with regard thereto;

         (g) If, at any time when the Agent shall determine to exercise its rights hereunder to sell all or a part of the securities included in the Collateral, the securities in question shall not be effectively registered under applicable law, the Agent may, in its sole discretion, sell such securities by private or other sale not requiring such registration in such manner and in such circumstances as the Agent may deem necessary or advisable in order that such sale may be effected in accordance with applicable securities laws without such registration and the related delays, uncertainty and expense. Without limiting the generality of the foregoing, in any event the Agent may in its sole discretion; (a) approach and negotiate with a single purchaser or one or more possible purchasers to effect such sale; (b) restrict such sale to one or more purchaser each of whom will represent and agree that such purchaser is purchasing for its own account, for investment and not with a view to the distribution or sale of such securities; and (c) cause to be placed on certificates representing the securities in question a legend to the effect that such securities have not been registered under applicable law and may not be disposed of in violation

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AMENDED AND RESTATED PLEDGE AND SECURITY AGREEMENT                       PAGE 22
of the provisions thereof. The Borrower agrees that such manner of disposition is commercially reasonable, that it will, upon the Agent's request, give any such purchaser access to such information regarding the issuer of the securities in question as the Agent may reasonably request and that the Agent shall not incur any responsibility for selling all or a part of the securities included in the Collateral at any private or other sale not requiring such registration, notwithstanding the possibility that a substantially higher price might be realized if the sale were deferred until after registration under applicable law or until made in compliance with certain other rules or exemptions from the registration provisions under applicable law. The Borrower acknowledges that no adequate remedy at law exists for breach by it of this provision and that such breach would not be adequately compensable in damages and therefore agrees that this provision may be specifically enforced; and/or

         (h) Transfer or assign the Loan Documents to any Person without the prior written consent of the Borrower.

         5.2 Cost and Expenses on Default. If an Event of Default shall have occurred, the Lenders shall be entitled to collect, in addition to principal, interest and delinquency charges hereunder, all costs of collection, including without limitation, reasonable attorneys' fees and disbursements, incurred in connection with the protection or realization of Collateral or in connection with any of the Lenders' collection efforts, whether or not suit on the Notes or any foreclosure proceeding is filed, and all such costs and expenses shall be payable on demand and until paid shall also be secured by the Collateral and other Loan Documents and by all other collateral held by the Agent as security for the Borrower's obligations to the Lenders.

         5.3 Marshaling. Neither the Agent nor the other Lenders shall be required to make any demand upon, or pursue or exhaust any of its rights or remedies against, the Borrower or any guarantor, pledgor or any other Person with respect to the payment of the Notes or to pursue or exhaust any of its rights or remedies with respect to any Collateral therefore or any direct or indirect guarantee thereof or insurance with respect thereto. Neither the Agent nor the Lenders shall be required to marshal the Collateral or any guarantee of the Notes or to resort to the Collateral or any such guarantee in any particular order, and all of its rights hereunder or under any other Loan Document shall be cumulative. To the extent it may lawfully do so, the Borrower absolutely and irrevocably waives and relinquishes the benefit and advantage of, and covenants not to assert against the Agent or the other Lenders, any valuation, stay, appraisement, extension, redemption or similar laws now or hereafter existing which, but for this provision, might be applicable to the sale of any Collateral made under the judgment, order or decree of any court, or privately under the power of sale conferred by this Pledge Agreement, or otherwise. Without limiting the generality of the foregoing, the Borrower: (a) agrees that it will not invoke or utilize any law which might prevent, cause a delay in or otherwise impede the enforcement of the rights of the Agent or the Lenders in the Collateral; (b) waives all such laws; and (c) agrees that it will not invoke or raise as a defense to any enforcement by the Agent or the other Lenders of any rights and remedies relating to the Collateral or the Notes, any legal or contractual requirement with which the Agent or the other Lenders may have in good faith failed to comply. In addition, the Borrower waives any right to prior notice (except to the extent expressly required by the other provisions of this Pledge Agreement) or judicial hearing in connection with

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AMENDED AND RESTATED PLEDGE AND SECURITY AGREEMENT                       PAGE 23
foreclosure on or disposition of any Collateral, including any such right which the Borrower would otherwise have under the Constitution of the United States of America, any state or territory thereof or any other jurisdiction. The Borrower hereby waives and releases to the fullest extent permitted by law any right or equity of redemption with respect to the Collateral, whether before or after sale hereunder.

                                   ARTICLE VI
                          CONTINUING SECURITY INTEREST

         The Borrower shall not assign or otherwise transfer this Pledge Agreement or any interest herein without the Agent's prior written consent. This Pledge Agreement shall create a continuing security interest in the Collateral and shall: (a) remain in full force and effect until the final payment in full of all amounts payable under the Notes and the other Loan Documents; (b) bind the Borrower, its successors and permitted assigns; and (c) inure to the benefit of the Lenders and its successors, transferees and assigns.

         Subject to the requirements of Sections 3.2 of the Purchase Agreement, upon transfer of Notes, each of the respective Lenders may transfer its interest in the Loan Documents to any of its successors or assigns, by notice to the Borrower, and such other person or entity shall thereupon be vested with all the benefits in respect thereof granted to such Lender herein or otherwise; provided that such successor or assign has agreed in a writing, which shall be delivered to the Borrower, to assume all of the obligations of the respective Lender under the Loan Documents.

                                   ARTICLE VII
                           REPRESENTATIONS, WARRANTIES
                      AND ADDITIONAL COVENANTS OF BORROWER

         7.1 Representations and Warranties. The Borrower represents and warrants to the Lenders continuously throughout the term of the Notes, that:

         (a) The Collateral is owned by the Borrower free and clear of all liens, claims or encumbrances, except for those granted Lenders herein (except, as to the Textron Collateral, the security interest of Textron, and as to the Certificates and the Grantor Trust Right, subject to the applicable Securitization). Except as disclosed in this Pledge Agreement, none of the Collateral is subject to any option to purchase or similar rights of any Person;

         (b) All Collateral (other than cash, the Grantor Trust Right or Additional Collateral consented to in writing) shall be evidenced by certificates or instruments, which certificates or instruments shall be registered in the name of and delivered to the Agent with any related assignment forms, duly completed by the Borrower, required by the Securitization agreements (or as to the Textron Collateral, shall be subject to the Textron Documents until such registration in the name of the Agent and delivery to the Agent). The Borrower will, promptly upon the receipt thereof, deliver to the Agent any certificate or similar instrument representing any of such Collateral, together with appropriate, duly executed assignment forms, in accordance with the

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AMENDED AND RESTATED PLEDGE AND SECURITY AGREEMENT                       PAGE 24
terms hereof. The Borrower will take all steps necessary to register the pledge to the Agent (or ownership if requested by the Agent in writing) on the books of the issuer, purchaser, trustee or custodian, as the case may be, with respect to all Collateral that is not evidenced by certificates or other instruments in accordance with the terms hereof;

         (c) The Borrower has obtained any and all permits, licenses, approval and consents of any Governmental Authority and any third party as may be required to own, purchase, pledge, sell or otherwise dispose of the Collateral and to conduct or to transact its business or own, lease or operate its properties and is in material compliance with all applicable requirements of law;

         (d) The lien of this Pledge Agreement constitutes a first priority perfected and enforceable security interest in the Collateral in favor of the Lenders (other than the Textron Collateral, which shall be subject to the existing security interest of Textron); on each occasion which the Borrower makes a Delivery of Collateral to the Agent, the Borrower will be the sole record and beneficial owner of that Collateral (until registration thereof in the name of the Agent) and will, subject to the terms of the Pledge Agreement, have the right to receive all payments (subject to the terms of any sales and servicing or pooling and servicing agreement, indenture or any similar agreement pursuant to which the Certificates were issued or to which the Grantor Trust Right or any other right or interest arose) on the Collateral, in each case free and clear of all liens and security interests other than the lien of this Pledge Agreement, and other than the Textron Collateral, which is subject to the Textron Documents and the security interest of Textron;

         (e) Except for financing statements contemplated or permitted by this Pledge Agreement, there are no financing statements or other actions required under the UCC or similar law of any state or jurisdiction required in connection with the grants of security interests to the lenders set forth in this Pledge Agreement;

         (f) No representation or warranty made by or on behalf of Borrower contained in any Loan Document and no information (written or oral), certificate, financial statement or report furnished or to be furnished by or on behalf of the Borrower thereunder or in connection with the transactions contemplated thereby, contains or will contain an untrue statement of a material fact, or, omits or will omit to state any material fact (including without limitation, whether, to the best knowledge of Borrower, Borrower or any of its respective officers or directors (past or present) is (or during the last five
(5) years has been) under civil or criminal investigation by a Governmental Authority or is under indictment by any Governmental Authority) necessary to make the statements herein or therein contained, in light of the circumstances in which made, not misleading;

         (g) The Borrower does not have any reason to believe that it will not be able to perform in all material respects all covenants and agreements to be performed by it under this Pledge Agreement and each of the other Loan Documents;

         (h) Each of the representations and warranties of the Borrower contained in the other Loan Documents is true and correct;

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AMENDED AND RESTATED PLEDGE AND SECURITY AGREEMENT                       PAGE 25

         (i) The right of Borrower to receive a residual cash payment pursuant to Section 4.05(b)(xvii) of the sale Agreement arising from the Mego Mortgage Home Loan Trust 1996-3 is non-certificated and is evidenced only by the Sale Agreement arising from that Securitization;

         (j) Any Residual Interest Instrument pledged as Collateral shall represent the right of the holder thereof to receive one hundred percent (100%) of the residual interest in the interest and principal payments due on the underlying loans securitized in that Securitization, except as follows: (a) Class R Certificate R-0001, 1996-3 represents the right to receive one hundred percent (100%) of the residual interests in Group 1 Loans, as that term is defined in the Sale Agreement for that Securitization; and (b) Residual Interest Instrument No. 1 1997-1 and Residual Certificate No. 1, 1997-2 each represent the right to receive ninety-nine percent (99%) of the residual interest in the respective Securitization;

         (k) Except as disclosed on Schedule I hereto, there is no circumstance presently in existence which prohibits the receipt of payment of obligations due pursuant to the terms of the Certificates and the Grantor Trust Right pledged as Collateral;

         (l) To the best of Borrower's knowledge, all of the Collateral has been duly and validly authorized, issued, is fully paid and non-assessable and is subject to no options to purchase or similar rights;

         (m) Each Pledged Share is validly authorized, issued, is fully paid and non assessable and is subject to no option to purchase or similar rights;

         (n) The execution, delivery and consummation of this Pledge Agreement will not violate the charter or bylaws of the Borrower or the issuer of any Collateral or any law, regulation, mortgage, indenture, contract, instrument, judgment or decree applicable to or binding on the Borrower or the issuer of the Collateral;

         (o) The Pledged Shares constitute and shall at all times constitute one hundred percent of the issued and outstanding voting and nonvoting stock of The Money Centre;

         (p) The Borrower has held the Pledged Shares, free and clear of all liens, encumbrances and debt, and borne the full economic risk thereof since the time of acquisition thereof on August 31, 1999 and at no time during said period did the Borrower hold any short position in the Pledged Shares or option to sell, and at no time during such period did any other party hold a short position in the Pledged Shares or an option to sell thereof;

         (q) The pledge, collateral assignment and delivery to and continuous possession by the Agent of the Collateral consisting of certificated securities pursuant to this Pledge Agreement creates a valid and perfected first priority security interest in such securities and the proceeds thereof, subject to no prior lien or encumbrance or to any agreement purporting to grant to any third party a lien or encumbrance on the property or assets of the Borrower which would include the Collateral and the Agent for the account of the Lender is entitled to all the rights, priorities

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AMENDED AND RESTATED PLEDGE AND SECURITY AGREEMENT                       PAGE 26
and benefits afforded by the UCC or other relevant law as enacted in any relevant jurisdiction to perfect security interests in respect of such Collateral; and

         (r) "Control" (as defined in Section 8-106 of the UCC) has been obtained by the Lenders over all Collateral consisting of Securities with respect to which such "control" may be obtained pursuant to Section 8-106 of the UCC.

                                  ARTICLE VIII
                              THE AGENT MAY PERFORM

         The Borrower hereby appoints any officer, general partner or agent of the Agent as the Borrower's true and lawful attorney-in-fact with full authority in the place and stead of the Borrower and in the name of the Agent or otherwise, from time to time in the Agent's discretion, to take any action and to execute any agreements, documents and instruments which the Agent may deem necessary or advisable to accomplish the purpose of this Pledge Agreement. The powers conferred on the Agent hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon the Agent to exercise any such powers. All authorization and agencies herein contained with respect to the Collateral are irrevocable and powers coupled with an interest.

                                   ARTICLE IX
                              CUSTODY OF COLLATERAL

         Except as provided by applicable law that cannot be waived, the Agent will have no duty as to the custody and protection of the Collateral, the collection of any part thereof or of any income thereon or the preservation or exercise of any rights pertaining thereto, including rights against prior parties, except for the use of reasonable care in the custody and physical preservation of any Collateral in its possession. The Agent will not be liable or responsible for any loss or damage to any Collateral, or for any diminution in the value thereof, by reason of the act or omission of any agent selected by the Agent (including without limitation the Escrow Agent) acting in good faith.

                                    ARTICLE X
                     APPLICATION OF COLLATERAL AND PROCEEDS

         The proceeds of any sale of, or other realization upon, all or any part of the Collateral shall be applied in the order set forth in Section 5.3 of the Notes.

                                   ARTICLE XI
                           SECURITY INTEREST ABSOLUTE

         All rights of the Lenders hereunder and the interest and all obligations of the Borrower hereunder shall be absolute and unconditional irrespective of:

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AMENDED AND RESTATED PLEDGE AND SECURITY AGREEMENT                       PAGE 27

                  (a) except as expressly provided in Section 14.9, any lack of validity or enforceability of the Loan Documents or any other agreement or instrument relating to the Loan Documents;

                  (b) any change in the time, manner or place of payment of, or in any other term of, the Loan Documents, or any renewal or extension of the Loan Documents or any other amendment or waiver of or any consent to any departure from this Pledge Agreement or any other agreement or instrument;

                  (c) any sale, exchange, release or nonperfection of any of the Collateral, or any release of any guarantor or any person liable in any manner for the collection of the Notes, or any amendment or waiver of or consent to or departure from any guaranty or the Loan Documents; or

                  (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, the Borrower in respect of any of the Loan Documents.

                                   ARTICLE XII
                               REMEDIES CUMULATIVE

         Each right, power and remedy of the Borrower provided for in this Pledge Agreement or any other Loan Document, or now or hereafter existing at law or in equity or by statute shall be cumulative and concurrent and shall be in addition to every other such right, power or remedy. The exercise or beginning of the exercise by the Agent of any one or more of the rights, powers or remedies provided for in this Pledge Agreement or any other Loan Document or now or hereafter existing at law or in equity or by statute or otherwise shall not preclude the simultaneous or later exercise by the Agent of all such other rights, powers or remedies, and no failure or delay on the part of the Agent to exercise any such right, power or remedy shall operate as a waiver thereof. Unless otherwise required by the Loan Documents, no notice to or demand on the Borrower in any case shall entitle the Borrower to any other or further notice or demand in similar other circumstances or constitute waiver of any of the rights of the Agent to any other or further action in any circumstances without demand or notice. The obligations of the Borrower under the Loan Documents are with full recourse to the Borrower and the Borrower shall remain liable for any deficiency upon the exercise of remedies by Agent.

                                  ARTICLE VIII
                       REFERENCES IN PLEDGE AGREEMENT AND
                              CONFIRMATION OF LIENS

         13.1 References in Pledge Agreement All references in this Pledge Agreement to the Notes, the Loan Documents and this Pledge Agreement shall henceforth include references to the Notes, the Loan Documents and this Pledge Agreement as such documents are amended, modified, extended, renewed, restated, reinstated and increased hereby, and as such documents may, from time to time, be further amended, modified, extended, renewed, restated, reinstated and/or increased.

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AMENDED AND RESTATED PLEDGE AND SECURITY AGREEMENT                       PAGE 28

         13.2 Confirmation of Liens The Borrower hereby modifies, confirms, extends, renews and affirms to the Lenders the security interests, liens and rights of any and all security for the Notes, including without limitation, the liens, security interests and rights set forth in the First Pledge Agreement, the Second Pledge Agreement and all other Loan Documents, to secure repayment of the Notes. The Borrower confirms that the liens, security interests and rights of the Lenders under the First Pledge Agreement and Second Pledge Agreement and other Loan Documents are valid and subsisting liens, security interests and rights against the property described therein. The Borrower confirms that this modification shall in no manner affect or impair any of the liens, security interests or rights securing payment of the Notes and other obligations as set forth in the First Pledge Agreement and Second Pledge Agreement, and that none of those liens, security interests and rights shall in any manner be waived, the purpose of this instrument being in part to carry forward, renew and extend all those liens, security interests and rights. The Lenders shall have the right to exercise all of its rights and remedies under the Loan Documents and under applicable law upon the occurrence of any Default or Event of Default under any of the Loan Documents and under any and all existing or future amendment, restatement or modification to any of the Loan Documents or the terms hereof. To the extent not provided in this Pledge Agreement, this Pledge Agreement, including Section 2.1, shall be deemed amended to include as an obligation, repayment of which is secured thereby, all future advances by the Lenders to the Borrower whether under the Loan Documents, as they may be modified, amended, extended, restated, reinstated, renewed and/or increased from time to time, or under other separate documents, agreements or instruments. The parties do not intend that the Second Pledge Agreement constitute a novation of the First Pledge Agreement or that this Amended and Restated Pledge Agreement constitute a novation of the First Pledge Agreement or the Second Pledge Agreement.

         13.3 Representations, Warranties, Covenants and Agreements of the Borrower.

         The Borrower further represents, warrants and covenants and agrees with the Agent as follows:

         a. the information set forth in the recitals of this Pledge Agreement are true and correct in all respects;

         b. except as effected by the repayment of obligations of the Borrower to Greenwich Capital Financial Products, Inc., the representations and warranties of the Borrower as set forth in the First Pledge Agreement and Second Pledge Agreement are true and correct as of the date hereof;

         c. Borrower hereby confirms all of its covenants, obligations and duties under the First Pledge Agreement and the Second Pledge Agreement as modified herein and each shall remain effective as of the date originally made; and

         d. Borrower has not pledged, transferred, conveyed, or assigned any interest in the Collateral except to the Agent on behalf of the Lender pursuant to the Loan Documents.

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AMENDED AND RESTATED PLEDGE AND SECURITY AGREEMENT                       PAGE 29

         13.4 Continued Effect

         Except to the extent amended hereby or in connection herewith, all terms, provisions and conditions of the Loan Documents (including all documents executed in connection herewith) shall be enforceable and binding in accordance with their respective terms.

         13.5 Waiver of Defaults.

         All defaults of the Agent on behalf of the Lender, if any, under the First Pledge Agreement and Second Pledge Agreement, are hereby waived.

         13.6 Further Amendments.

         All of the terms and provisions of the First Pledge Agreement and Second Pledge Agreement are hereby amended and modified wherever necessary, even though not specifically addressed herein, so as to conform to the amendments and modifications set forth herein.

                                   ARTICLE XIV
                                    RESERVED


                                   ARTICLE XV
                                  MISCELLANEOUS

         14.1 Successors and Assigns; No Third-Party Beneficiaries. This Pledge Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective permitted successors and assigns. This Pledge Agreement shall not confer any rights, obligations, remedies or liabilities upon any Person other than the parties hereto and their permitted successors and assigns.

         14.2 GOVERNING LAW. THE PARTIES HERETO ACKNOWLEDGE THAT THE TRANSACTIONS CONTEMPLATED BY THIS PLEDGE AGREEMENT AND THE NOTES BEAR A REASONABLE RELATION TO THE STATE OF MARYLAND IN THAT, INTER ALIA, AN INTENDED PARTICIPANT IN THE NOTES HAS ITS PRINCIPAL PLACE OF BUSINESS IN THE STATE OF MARYLAND, PART OF THE NEGOTIATIONS RELATING TO THE TRANSACTIONS CONTEMPLATED HEREBY HAS OCCURRED IN THE STATE OF MARYLAND AND THE CLOSING WILL OCCUR IN SUCH STATE. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF MARYLAND, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICT OF LAWS THEREOF.

         14.3 Notices. All notices, requests, demands, claims and other communications under this Pledge Agreement shall be in writing (unless otherwise specified herein) and shall be deemed duly given if (and then two (2) Business Days after) it is sent by registered or certified

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AMENDED AND RESTATED PLEDGE AND SECURITY AGREEMENT                       PAGE 30
mail, return receipt requested, postage prepaid, and addressed to the intended recipient as set forth below:

                  If to Borrower:
                  Altiva Financial Corporation
                  Sixth Floor
                  1000 Parkwood Circle
                  Atlanta, Georgia  30339
                  Attention:  Office of the Chief Executive Officer
                  Telephone: (770) 952-6700
                  Facsimile: (770) 937-7576

                  With a Copy to:
                  King & Spalding
                  191 Peachtree Street
                  48th Floor
                  Atlanta, Georgia 30303
                  Attention: Walter Driver, Esq.
                  Telephone: (404) 572-4600
                  Facsimile: (404) 572-5149

                  If to the Agent:
                  Value Partners, Ltd.
                  4514 Cole Avenue
                  Suite 808
                  Dallas, Texas 75205
                  Attention:  Timothy G. Ewing
                  Telephone: (214) 522-2100
                  Facsimile: (214) 522-2176

                  With a copy to:
                  Bergman, Stein & Bird, L.L.P.
                  4514 Travis Street
                  Suite 300
                  Dallas, Texas 75205
                  Attention:  Jack R. Bird
                  Telephone:  (214) 528-2444
                  Facsimile:  (214) 599-0602

                  And

                  Elias, Matz, Tiernan & Herrick
                  734 15th Street, N.W.
                  12th Floor
                  Washington, DC 20005
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AMENDED AND RESTATED PLEDGE AND SECURITY AGREEMENT                       PAGE 31

                  Attention:  Gerard L. Hawkins
                  Telephone:  (202) 347-0300
                  Facsimile:  (202) 347-2172

         Any party may send any notice, request, demand, claim or other communications hereunder to the intended recipient at the address set forth above using any other means (including personal delivery, expedited courier, messenger service, telecopy, telex, ordinary mail, or electronic mail), but no such notice, request, demand, claim, or other communication shall be deemed to have been duly given unless and until it actually is received by the intended recipient. Any party may change the address to which notices, requests, demands, claims, and other communications hereunder are to be delivered by giving the other party notice in the manner herein set forth.

         14.4 Amendments; Waivers. This Pledge Agreement may not be amended, modified or supplemented except in writing signed by each of the parties hereto. Each party may, by written notice to the other, extend the time for or waive the performance of any of the obligations of such other hereunder. The waiver by any party hereto of a breach of this Pledge Agreement shall not operate or be construed as a waiver of any other or subsequent breach. No delay, omission or act by a party shall be deemed a waiver of such party's rights, powers or remedies. No course of dealing between the parties hereto shall operate a waiver of any provision hereof.

         14.5 Payment of Expenses; Indemnity. The Borrower shall:

         (a) pay or reimburse the Agent on demand for all of its reasonable out-of-pocket costs and expenses incurred in connection with the development, preparation and execution of any amendment, modification or supplement to, or any waiver under, any Loan Document and any other document prepared in connection therewith, and the consummation of the transactions contemplated thereby, including, without limitation, the reasonable fees and disbursements of counsel to the Lenders;

         (b) pay on demand all reasonable costs and expenses of the Lenders, including, without limitation, the reasonable fees and disbursements of counsel to Lenders, in connection with the occurrence or continuance of an Event of Default and the enforcement, collection, protection or preservation (whether through negotiation, legal proceedings or otherwise) of this Pledge Agreement or any other Loan Document, the Collateral, and any obligation or any rights, remedy, power or privilege of the Lenders hereunder or thereunder;

         (c) pay and hold the Lenders harmless from and against any and all present and future stamp, excise, recording or other similar taxes or fees payable in connection with the execution, delivery, recording and filing of any Loan Document and hold the Lenders harmless from and against any and all liabilities with respect to or resulting from any delay or omission to pay such taxes or fees; and

         (d) indemnify and hold harmless the Lenders and their respective directors, officers, partners, employees and agents from and against, any and all liabilities, losses, damages,

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

penalties, actions, judgments, suits, claims, costs, expenses and disbursements, including, without limitation, the reasonable fees and disbursement of counsel to the Lenders and such other parties, incurred by any of them in connection with, arising out of or in any way relating to any investigation, claim, litigation or other proceeding, pending or threatened (whether or not any of them is designated a party thereto), in connection with, arising out of or in any way related to this Pledge Agreement or any other Loan Document or any of the transactions contemplated herein or therein or any use of the proceeds of the Notes by the Borrower; provided that the Lenders shall not be entitled to any indemnification for any of the foregoing resulting from their gross negligence or willful misconduct as determined by a court of competent jurisdiction.

         If, and to the extent that, the indemnity obligations of the Borrower hereunder may be unenforceable for any reason, the Borrower hereby agrees to make the maximum contributions to the payment and satisfaction of each of such indemnity obligations which is permissible under applicable law.

         14.6 Limited Liability. No recourse under any Loan Document shall be had against, and no personal liability shall attach to, any officer, employee, director, partner, affiliate, shareholder or agent of any party hereto, as such, by the enforcement of any assessment or by any legal or equitable proceeding, by virtue of any statute or otherwise in respect of any of the Loan Documents, it being expressly agreed and understood that each Loan Document is solely a corporate or limited liability entity obligation of each party hereto, and that any and all personal liability, either at common law or in equity, or by statute or constitution, of every such officer, employee, director, partner, affiliate, shareholder or agent for breaches by any party hereto of any obligation under any Loan Document is hereby expressly waived as a condition of and in consideration for the execution and delivery of this Pledge Agreement.

         14.7 Counterparts. This Pledge Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

         14.8 Severability; Interpretation. Any term or provision of this Pledge Agreement that is invalid, illegal or unenforceable in any situation in any jurisdiction shall not affect the validity, legality or enforceability of the remaining terms and provisions hereof or the validity, legality or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

         14.9 Usury. All agreements between Borrower and the Agent on behalf of the Lenders, whether now existing or hereafter arising and whether written or oral, are hereby limited so that in no contingency, whether by reason of demand or acceleration of the maturity Date, as that term is defined in the Notes, or otherwise, shall the interest contracted for, charged, received, paid or agreed to be paid to the Lenders exceed the maximum amount permissible under the laws of the State of Maryland (hereinafter the "Applicable Law"). If, from any circumstance whatsoever, interest would otherwise be payable to Lenders in excess of the maximum amount permissible under the Applicable Law, the interest payable to Lenders shall be

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

reduced to the maximum amount permissible under the Applicable Law, and if from any circumstance Lenders shall ever receive anything of value deemed interest by the Applicable Law in excess of the maximum amount permissible under the Applicable Law, an amount equal to the excessive interest shall be applied to the reduction of the principal of the Notes and not to the payment of interest, or if such excessive amount of interest exceeds the unpaid balance of principal of the Notes, such excess shall be refunded to the Borrower. All interest paid or agreed to be paid to the Lenders shall, to the extent permitted by the Applicable Law, be amortized, pro-rated, allocated and spread throughout the full period (including any renewal or extension) until payment in full of the principal so that the interest on the Notes for such full period shall not exceed the maximum amount permissible under the Applicable Law. The Lenders expressly disavow any intent to contract for, charge or receive interest in an amount which exceeds the maximum amount permissible under the Applicable Law. This paragraph as well as a similar paragraph as set forth in the Notes shall control all agreements between Borrower and the Lenders.

         14.10 Time is of the Essence; No Waiver; Cumulative Remedies. Time and exactitude of each of the terms, obligations, covenants and conditions of this Pledge Agreement are hereby declared to be of the essence.

         14.11 Binding Effect. This Pledge Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors and assigns. Subject to Article VI, the Lenders may assign this Pledge Agreement, and if assigned, the assignee shall be entitled, upon notifying the Borrower, to the payment and performance of the obligations arising under the Loan Documents and agreements of the Borrower hereunder and to all of the rights and remedies of the Lenders hereunder, and the Borrower will assert no claims or defenses the Borrower may have against the Lenders against the assignee. The gender and number used in this Pledge Agreement are used for reference term only and shall apply with the same effect whether the parties are masculine, feminine, neuter, singular or plural.

         14.12 Multiple Counterparts. This Pledge Agreement may be executed in separate or multiple counterparts by the parties, and all of such counterparts shall be considered as one and the same instrument notwithstanding the fact that various counterparts are signed by only one or more of the parties, and all of such Pledge Agreements shall be deemed but one and the same Pledge Agreement.

         14.13 Headings. The captions and Section headings in this Pledge Agreement are for convenience of reference only, and shall not limit or otherwise affect the meaning or interpretation of any provision hereof.

         14.14 Secured Party. This Pledge Agreement shall constitute a security agreement, and the Lenders shall have all of the rights in the Collateral of a secured party, including under Articles 8 and 9 of the UCC.

         14.15 Chief Executive Office; Records. The chief executive office of the Borrower is located at the address specified in the introduction. The Borrower will not move its chief

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

executive office except to such new location as such Borrower may establish in accordance with the last sentence in this Section 13.16. The Borrower shall not establish a new location for such office until (i) it shall have given to the Agent and the Escrow Agent not less than 30 days' prior written notice of its intention so to do, clearly describing such new location and providing such other information in connection therewith as the Agent may reasonably request and (ii) with respect to such new location, it shall have taken all action, satisfactory to the Agent, to maintain the security interest of the Agent in the Collateral intended to be granted hereby at all times fully perfected and in full force and effect.

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




         IN WITNESS WHEREOF, the parties hereto have caused this Pledge Agreement to be duly executed as of the date first above written.

                             VALUE PARTNERS, LTD., on its own behalf and on behalf of the Lenders as Agent

                             By:  EWING & PARTNERS,
                                  General Partner


                             By:
                                -----------------------------------------
                                   Name:  Timothy G. Ewing
                                   Title:  Managing Partner

                             Address:
                                       4514 Cole Avenue, Suite 808
                                       Dallas, Texas 75205


                             ALTIVA FINANCIAL CORPORATION

                             By: /S/ Edward B. Meyercord
                                -----------------------------------------
                                   Name: Edward B. Meyercord
                                   Title: Chairman of the Board/CEO

                             Address:
                                        1000 Parkwood Circle, Sixth Floor
                                        Atlanta, Georgia 30339

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